                                                              EXHIBIT NO. 99.d22

                               AMENDMENT NO. 1 TO

                         MANAGEMENT AGREEMENT (B CLASS)

     THIS  AMENDMENT NO. 1 TO  MANAGEMENT  AGREEMENT (B CLASS) is made as of the
27th day of February,  2004,  by and between each of the  registered  investment companies that have executed this Amendment below (the "Companies") and American
Century  Investment  Management,  Inc., a Delaware  corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS,  the  Companies are parties to a certain  Management  Agreement (B
Class) dated September 3, 2002 (the "Agreement"); and

     WHEREAS,  the Board of Trustees of American  Century  Municipal  Trust have determined  that it is in the best  interests  of the  Trust to add a B Class of shares for  Arizona  Municipal  Bond Fund and Florida  Municipal  Bond Fund (the
"Funds"); and

     WHEREAS,  the parties  desire to amend the  Agreement to add the B Class of shares for the Funds;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the mutual  promises and agreements herein contained, the parties agree as follows:

          1.   Exhibits  A, B, C and D to the  Agreement  are hereby  amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

          2.   After the date hereof,  all references to the Agreement  shall be deemed to mean the Agreement as amended by this Amendment No. 1.

          3.   In the event of a conflict  between  the terms of this  Amendment and the  Agreement,  it is the  intention of the parties that the terms of this Amendment  shall control and the Agreement shall be interpreted  on that basis.  To the extent the  provisions of the
               Agreement  have not been amended by this  Amendment,  the parties hereby confirm and ratify the Agreement.

          4.   Except as expressly supplemented, amended or consented to hereby, all of the  representations,  warranties,  terms,  covenants  and conditions  of the  Agreement  shall remain  unamended  and shall continue to be in full force and effect.

                                       1

     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed by their respective duly authorized  officers as of the day and year first above written.

                         AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                           MUNICIPAL FUNDS
                         AMERICAN CENTURY GOVERNMENT INCOME TRUST
                         AMERICAN CENTURY INVESTMENT TRUST
                         AMERICAN CENTURY MUNICIPAL TRUST
                         AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                         AMERICAN CENTURY TARGET MATURITIES TRUST

                          By:     /s/ Charles A. Etherington
                                  ------------------------------------
                          Name:   Charles A. Etherington
                          Title:  Vice President of each

                          Attest: /s/ Anastasia H. Enneking
                                  -----------------------------------
                          Name:   Anastasia H. Enneking
                          Title:  Assistant Secretary of each

                          AMERICAN CENTURY INVESTMENT
                          MANAGEMENT, INC.

                          By:     /s/ David C. Tucker
                                  -----------------------------------
                          Name:   David C. Tucker
                          Title:  Senior Vice President

                          Attest: /s/ Anastasia H. Enneking
                                  -----------------------------------
                          Name:   Anastasia H. Enneking
                          Title:  Assistant Secretary

                                       2

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                            Date
---------------------------------------                            ----

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                September 3, 2002

American Century Investment Trust
         Prime Money Market Fund                             September 3, 2002
         Diversified Bond Fund                               September 3, 2002
         High-Yield Fund                                     September 3, 2002

American Century Municipal Trust
         High-Yield Municipal Fund                           September 3, 2002
         Arizona Municipal Bond Fund                         February 27, 2004
         Florida Municipal Bond Fund                         February 27, 2004

Dated:  February 27, 2004

                                      A-1

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Bond Funds                          California High-Yield Municipal Fund
                                    High-Yield Municipal Fund
                                    High-Yield Fund
                                    Diversified Bond Fund
                                    Arizona Municipal Bond Fund
                                    Florida Municipal Bond Fund

Investment Category                 Series
-------------------                 ------

Equity Funds                        none

Investment Category                 Series
-------------------                 ------

Money Market Funds                  Prime Money Market Fund

Dated:  February 27, 2004

                                      B-1

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2500%
                   Next $1 billion                    0.2070%
                   Next $3 billion                    0.1660%
                   Next $5 billion                    0.1490%
                   Next $15 billion                   0.1380%
                   Next $25 billion                   0.1375%
                   Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2700%
                   Next $1 billion                    0.2270%
                   Next $3 billion                    0.1860%
                   Next $5 billion                    0.1690%
                   Next $15 billion                   0.1580%
                   Next $25 billion                   0.1575%
                   Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3700%
                   Next $1 billion                    0.3270%
                   Next $3 billion                    0.2860%
                   Next $5 billion                    0.2690%
                   Next $15 billion                   0.2580%
                   Next $25 billion                   0.2575%
                   Thereafter                         0.2570%

                                       C-1

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                           Arizona Municipal Bond Fund
                           Florida Municipal Bond Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2800%
                   Next $1 billion                    0.2280%
                   Next $3 billion                    0.1980%
                   Next $5 billion                    0.1780%
                   Next $15 billion                   0.1650%
                   Next $25 billion                   0.1630%
                   Thereafter                         0.1625%

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3100%
                   Next $1 billion                    0.2580%
                   Next $3 billion                    0.2280%
                   Next $5 billion                    0.2080%
                   Next $15 billion                   0.1950%
                   Next $25 billion                   0.1930%
                   Thereafter                         0.1925%

                              Schedule 3 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3600%
                   Next $1 billion                    0.3080%
                   Next $3 billion                    0.2780%
                   Next $5 billion                    0.2580%
                   Next $15 billion                   0.2450%
                   Next $25 billion                   0.2430%
                   Thereafter                         0.2425%

                                      C-2

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 4 Funds:
                                      none

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.6100%
                   Next $1 billion                    0.5580%
                   Next $3 billion                    0.5280%
                   Next $5 billion                    0.5080%
                   Next $15 billion                   0.4950%
                   Next $25 billion                   0.4930%
                   Thereafter                         0.4925%

                                Schedule 5 Funds:
                            High-Yield Municipal Fund
                              Diversified Bond Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.4100%
                   Next $1 billion                    0.3580%
                   Next $3 billion                    0.3280%
                   Next $5 billion                    0.3080%
                   Next $15 billion                   0.2950%
                   Next $25 billion                   0.2930%
                   Thereafter                         0.2925%

                                Schedule 6 Funds:
                                 High-Yield Fund

                    Category Assets                   Fee Rate
                    ---------------                   --------
                    First $1 billion                  0.6600%
                    Next $1 billion                   0.6080%
                    Next $3 billion                   0.5780%
                    Next $5 billion                   0.5580%
                    Next $15 billion                  0.5450%
                    Next $25 billion                  0.5430%
                    Thereafter                        0.5425%

                                      C-3

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                                      none

                    Category Assets                   Fee Rate
                    ---------------                   --------
                    First $1 billion                  0.5200%
                    Next $5 billion                   0.4600%
                    Next $15 billion                  0.4160%
                    Next $25 billion                  0.3690%
                    Next $50 billion                  0.3420%
                    Next $150 billion                 0.3390%
                    Thereafter                        0.3380%

                                Schedule 2 Funds:
                                      none

                    Category Assets                   Fee Rate
                    ---------------                   --------
                    First $1 billion                  0.7200%
                    Next $5 billion                   0.6600%
                    Next $15 billion                  0.6160%
                    Next $25 billion                  0.5690%
                    Next $50 billion                  0.5420%
                    Next $150 billion                 0.5390%
                    Thereafter                        0.5380%

Dated:  February 27, 2004

                                      C-4

                                    Exhibit D

                              Complex Fee Schedule

                    Complex Assets                    Fee Rate
                    --------------                    --------
                    First $2.5 billion                0.3100%
                    Next $7.5 billion                 0.3000%
                    Next $15.0 billion                0.2985%
                    Next $25.0 billion                0.2970%
                    Next $50.0 billion                0.2960%
                    Next $100.0 billion               0.2950%
                    Next $100.0 billion               0.2940%
                    Next $200.0 billion               0.2930%
                    Next $250.0 billion               0.2920%
                    Next $500.0 billion               0.2910%
                    Thereafter                        0.2900%

Dated:  February 27, 2004

                                      D-1